UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

KKR Real Estate Finance Trust Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38082	47-2009094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards, Suite 7500 New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 750-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KREF	New York Stock Exchange
6.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	KREF PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01          Other Events.

On February 11, 2022, KKR Real Estate Finance Trust Inc. (the “Company”) and KKR Real Estate Finance Manager LLC  (the “Manager”) entered into an amendment (the “Amendment”) to the equity distribution agreement, dated February 22, 2019, relating to the Company’s 2019 $100,000,000 “at the market” equity offering program for its common stock (the “ATM Program”) with Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, KKR Capital Markets LLC and JMP Securities LLC (each, a “Sales Agent” and collectively, the “Sales Agents”).  The purpose of the Amendment was to include JMP Securities LLC as a Sales Agent and to otherwise update certain provisions of the ATM Program.  To date, no shares of common stock have been issued under the ATM Program.  For additional information relating to the ATM Program, please refer to the Company’s Current Report on Form 8-K filed on February 25, 2019 in connection with its initial adoption.

A copy of the Amendment is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the descriptions of the material terms of the Amendment in this Item 8.01 are qualified in their entirety by reference to such Exhibit, which is incorporated herein by reference.

On February 11, 2022, the Company also filed an updated prospectus supplement relating to the ATM Program with the Securities and Exchange Commission.  Attached as Exhibit 5.1 to this Current Report on Form 8-K is a copy of the opinion of Venable LLP regarding certain Maryland law matters relating to the ATM Program, including the validity of the Company’s common stock offered thereby.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
1.1
Amendment No. 1 to Equity Distribution Agreement, dated as of February 11, 2022, among the Company, the Manager, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, KKR Capital Markets LLC and JMP Securities LLC.

5.1	Opinion of Venable LLP.
23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR REAL ESTATE FINANCE TRUST INC.

	By:	/s/ Vincent Napolitano
		Name:	Vincent Napolitano
		Title:	General Counsel and Secretary

Date: February 11, 2022